COMMON STOCK

NUMBER              PREFERRED EMPLOYERS HOLDINGS, INC.                SHARES
  C

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                            SEE REVERESE FOR CERTAIN DEFINITIONS

                                                               CUSIP 739908 10 1


          This Certifies that




          is the owner of

       FULLY PAID AND NON-ASSESSABLE SHARES PAR VALUE OF $.01 EACH, OF THE
                                 COMMON STOCK OF

           ------------PREFERRED EMPLOYERS HOLDINGS, INC.------------

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:


                               [CORPORATE SEAL]

WILLIAM DRESBACK, SECRETARY                               MEL HARRIS, PRESIDENT

COUNTERSIGNED AND REGISTERED:
     AMERICAN STOCK TRANSFER & TRUST COMPANY
                    TRANSFER AGENT
                    AND REGISTRAR

BY
                    AUTHORIZED SIGNATURE





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AMERICAN BANK NOTE COMPANY    NOV. 5, 1996 dw
3504 ATLANTIC AVENUE
SUITE 12
LONG BEACH, CA 90807          046875fc-C
(310) 989-2333
(FAX) (310) 426-7450 400-19X  proof /s/   REV 1
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


     The corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common           UNIF GIFT MIN ACT -    Custodian
TEN ENT - as tenants by the entirety                       ------        ------
JT TEN  - as joint tenants and not as tenents              (Cust)        (Minor)
          in common                               under Uniform Gifts to Minors
                                                  Act
                                                     ---------------------------
                                                            (State)
    Additional abbreviations may also be used though not in the above list.

     For value received, _____________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------

---------------------------------------


--------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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--------------------------------------------------------------------------shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

------------------------------------------------------------------------Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
       -----------------------

                                        ----------------------------------------
                    NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRTITEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

                                        ----------------------------------------
                  SIGNATURE(S)GARANTEED:THE SIGNATURE(S) SHOULD BE GUARANTEED
                                        BY  AN  ELIGIBLE  GUARANTOR  INSTITUTION
                                        (BANKS,  STOCKBROKERS,  SAVINGS AND LOAN
                                        ASSOCIATIONS   AND  CREDIT  UNIONS  WITH
                                        MEMBERSHIP  IN  AN  APPROVED   SIGNATURE
                                        GUARANTEE MEDALLION PROGRAM, PURSUANT TO
                                        S.E.C. RULE 17 Ad-15.

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AMERICAN BANK NOTE COMPANY    OCT. 9, 1996 dw
3504 ATLANTIC AVENUE
SUITE 12
LONG BEACH, CA 90807          046875bk-C
(310) 989-2333
(FAX) (310) 426-7450          proof /s/   NEW 1
--------------------------------------------------